CREDIT

| FIRST

CSFB 2002-AR27

September 9, 2002

SUISSE

| BOSTON

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR27

$[549,176,443]

(Approximate)

Expected Investor Settlement Date:  September 30, 2002

DLJ Mortgage Capital, Inc.

Seller

[Bank of America, N.A.]

[Seller and] Servicer

[Washington Mutual Mortgage Securities Corp.]

[Seller and] Servicer

Olympus Servicing, L.P.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston Corporation

Underwriter

Credit Suisse First Boston

CREDIT

| FIRST

CSFB 2002-AR27

September 9, 2002

SUISSE

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,

AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston Corporation.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

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CSFB 2002-AR27

September 9, 2002

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – OFFERED CERTIFICATES

SUBJECT TO FINAL COLLATERAL AND RATING AGENCY APPROVAL

Class	Type	Exp’d Rating(1)	Original Balance (+/-5%)	Initial Coupon	Appx. Price	Avg. Life (2)	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin (3)	W.A. MTR
I-A-1	Senior/WAC	AAA/Aaa	$137,721,500	5.4142%(4)	102-5	1.84	167	Swaps	25	1.98	33
AR	Senior/Residual	AAA/NR	$100	5.4142%(5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior/WAC	AAA/Aaa	$157,062,400	5.7810%(6)	102-10	2.52	198	Swaps	25	1.94	59
III-A-1	Senior/WAC	AAA/Aaa	$53,900,000	6.0682%(7)	102-14	2.75	218	Swaps	25	1.94	77
IV-A-1	Senior/Floater	AAA/Aaa	$[TBD]	[ ]%(8)	TBD	TBD	TBD	1 MO LIB	25	N/A	N/A
C-B-1	Subordinate/WAC	AA/NR	$8,074,800	5.6805%(9)	TBD	3.85	TBD	Treas.Curve	25	1.96	51
C-B-2	Subordinate/WAC	A/NR	$3,853,900	5.6805%(9)	TBD	3.85	TBD	Treas.Curve	25	1.96	51
C-B-3	Subordinate/WAC	BBB/NR	$2,752,800	5.6805%(9)	TBD	3.85	TBD	Treas.Curve	25	1.96	51
IV-M-1	Subordinate/Floater	AA/Aa2	$[TBD]	[ ]%(10)	TBD	TBD	TBD	1 MO LIB	25	N/A	TBD
IV-M-2	Subordinate/Floater	A/A2	$[TBD]	[ ]%(11)	TBD	TBD	TBD	1 MO LIB	25	N/A	TBD
[IV-B]	Subordinate/Floater	BBB/Baa2	$[TBD]	[ ]%(12)	TBD	TBD	TBD	1 MO LIB	25	N/A	TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

__________________________

1

The Group I, Group II, Group III and Group IV Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service.  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) are expected to be rated only by [     ].  Neither the Class C-B-6 nor the Class IV-X Certificates will be rated.

2

The weighted average life to respective weighted average reset dates is shown with respect to Group I, Group II, Group III, and Group C-B Certificates.  The weighted average life to optional termination is shown with respect to Group IV Certificates.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately 5.4142% per annum.  After the first distribution date, the per annum pass-through rate for the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

5

The initial pass-through rate on the Class AR Certificates is expected to be approximately 5.4142% per annum.  After the first distribution date, the per annum pass-through rate for the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

6

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately 5.7810% per annum.  After the first distribution date, the per annum pass-through rate for the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

7

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately 6.0682% per annum.   After the first distribution date, the per annum pass-through rate for the Class III-A-1 will equal the weighted average of the net interest rates on the group III mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

8

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [     ]% per annum.  After the first distribution date, the per annum pass-through rate for the Class IV-A-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [     ]% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans, the Class IV-A-1 certificate margin will increase to [     ]%.

9

The initial pass-through rate on the Group C-B Certificates is expected to be approximately 5.6805%.  After the first distribution date, the per annum pass-through rate for these certificates will equal the weighted average of the net interest rates of the group I, group II and group III mortgage loans less 0.02%.

10

The initial pass-through rate on the Group IV-M-1 Certificates is expected to be approximately [     ]%.  After the first distribution date, the per annum pass-through rate for the Class IV-M-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [     ]% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans the Class IV-M-1 certificate margin will increase to [     ]%.

11

The initial pass-through rate on the Class IV-M-2 Certificates is expected to be approximately [     ]% per annum.  After the first distribution date, the per annum pass-through rate for the Class IV-M-2 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [     ]% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans the Class IV-M-2 certificate margin will increase to [     ]%.

12

[The initial pass-through rate on the Class IV-B Certificates is expected to be approximately [     ]% per annum.  After the first distribution date, the per annum pass-through rate for the Class IV-B Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [     ]% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans the Class IV-B certificate margin will increase to [     ]%.]

CREDIT

| FIRST

CSFB 2002-AR27

September 9, 2002

SUISSE

| BOSTON

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating (1)	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin (2)	W.A. MTR
C-B-4	Subordinate/WAC	BB/NR	$1,468,000	5.6805%(3)	TBD	5.81	TBD	Treas.Curve	25	1.96	51
C-B-5	Subordinate/WAC	B/NR	$1,101,000	5.6805%(3)	TBD	5.81	TBD	Treas.Curve	25	1.96	51
C-B-6	Subordinate/WAC	NR/NR	$1,101,500	5.6805%(3)	TBD	5.81	N/A	N/A	25	1.96	51
IV-X	OC/Excess Interest	NR/NR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

__________________________

1

The Group C-B Certificates (other than the Class C-B-6 Certificates) are expected to be rated only by [     ]. Neither the Class C-B-6 Certificates nor the Class IV-X Certificates will be rated.

2

Based on weighted average information on the assumed collateral as of the Cut-off Date.

3

The initial pass-through rate on the Group C-B Certificates is expected to be approximately 5.6805%.  After the first distribution date, the per annum pass-through rate for these certificates will equal the weighted average of the net interest rates of the group I, group II and group III mortgage loans less 0.02%.

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PRELIMINARY COMPUTATIONAL MATERIALS

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II.

COLLATERAL SUMMARY

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE SEPTEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[5.743]%	Average Loan Balance	$[452,890.79]
WA Net WAC	[5.434]%	Maximum Loan Balance	$[1,465,000.00]
WA Gross Margin	[2.314]%	California Concentration	[58.05]%
WA Net Margin	[2.004]%	WA Original LTV	[72.76]%
Index: 1 Year LIBOR	[57.45]%	WA Credit Score	[721]
6 Mth LIBOR	[34.92]%
1 Year Treas	[7.63]%
WA Months to Reset	[33]	Full Doc	[42.35]%
WAM	[355]	Reduced Doc	[57.65]%

LOAN GROUP II COLLATERAL DETAILS
WAC	[6.178]%	Average Loan Balance	$[452,100.01]
WA Net WAC	[5.801]%	Maximum Loan Balance	$[1,300,000.00]
WA Gross Margin	[2.346]%	California Concentration	[64.69]%
WA Net Margin	[1.969]%	WA Original LTV	[75.53]%
Index: 6 Mth LIBOR	[76.71]%	WA Credit Score	[715]
1 Year Treas	[14.22]%
1 Year LIBOR	[9.07]%
WA Months to Reset	[59]	Full Doc	[40.61]%
WAM	[358]	Reduced Doc	[59.39]%

LOAN GROUP III COLLATERAL DETAILS
WAC	[6.343]%	Average Loan Balance	$[526,945.77]
Net WAC	[6.088]%	Maximum Loan Balance	$[1,615,401.75]
Gross Margin	[2.215]%	California Concentration	[62.21]%
Net Margin	[1.960]%	WA Original LTV	[63.87]%
Index: 1 Year LIBOR	[100.00]%	WA Credit Score	[740]

WA Months to Reset	[77]	Full Doc	[33.22]%
WAM	[349]	Reduced Doc	[66.78]%

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE SEPTEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

AGGREGATE LOAN GROUPS I-III COLLATERAL DETAILS
WAC	[6.032]%	Average Loan Balance	$[462,575.36]
WA Net Rate	[5.701]%	Maximum Loan Balance	$[1,615,401.75]
WA Gross Margin	[2.313]%	California Concentration	[61.68]%
WA Net Margin	[1.981]%	WA Original LTV	[72.64]%
Index: 6 Mth LIBOR	[48.34]%	WA Credit Score	[721]
1 Year LIBOR	[42.24]%
1 Year Treas	[9.42]%
WA Months to Reset	[51]	Full Doc	[40.15]%
WAM	[355]	Reduced Doc	[59.85]%

LOAN GROUP IV COLLATERAL DETAILS
WAC	[7.511]%	Average Loan Balance	$[385,530.02]
WA Net Rate	[7.242]%	Maximum Loan Balance	$[2,392,960.53]
WA Gross Margin	[3.774]%	California Concentration	[58.13]%
WA Net Margin	[3.505]%	WA Original LTV	[74.68]%
Index: 6 Mth LIBOR	[52.89]%	WA Credit Score	[702]
1 Year Treas	[37.07]%
1 Year LIBOR	[10.01]%
WA Months to Reset	[36]	Full Doc	[45.12]%
WAM	[343]	Reduced Doc	[38.11]%

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PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

III.

NET FUNDS CAP

Group IV Net Funds Cap:

The annual pass-through rate on each Class of the Group IV Certificates is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group IV mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group IV Certificates is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group IV Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class IV-X Certificates.

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IV.

CREDIT ENHANCEMENT (Groups I-III)

Subordination:

The Group I, Group II and Group III Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II and III mortgage loans prior to the Group I, Group II and Group III Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II and, III, will initially equal [5.00%]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [2.80]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [1.75]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [1.00]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II and III mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II and Group III Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.

If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan group I, loan group II and loan group III mortgage loans may be used to pay principal or interest, or both, to Senior Certificates unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II and III; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II or Group III Certificates for these types of losses.

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PRELIMINARY COMPUTATIONAL MATERIALS

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IV.

CREDIT ENHANCEMENT (Group IV)

Overcollateralization:

The group IV mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group IV Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group IV Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group IV mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group IV mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group IV mortgage loans.

Subordination:

The Class IV-A-1 Certificates will have a payment priority over the Group IV Subordinate Certificates.  Each class of Group IV Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group IV mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group IV Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group IV Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I, group II and group III mortgage loans will be allocated to Group IV available funds increasing available excess interest.  These interest payments will be added to the Group IV available funds concurrently with interest distributions being made on the Group I, II and III Certificates.

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PRELIMINARY COMPUTATIONAL MATERIALS

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V.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR27.
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Sellers:	DLJ Mortgage Capital, Inc.; [Bank of America]; [WMMSC].
Servicers:	Olympus Servicing, L.P. (“Olympus”); [Bank of America]; [WMMSC].
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston Corporation.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	September 1, 2002.
Pricing Date:	On or about September [ ], 2002.
Closing Date:	On or about September 27, 2002.
Settlement Date:	On or about September 30, 2002.
Offered Certificates:

Class I-A-1 and Class AR Certificates (the “Group I Certificates”);

Class II-A-1 (the “Group II Certificates”);

Class III-A-1 (the “Group III Certificates”);

Class IV-A-1 (the “Group IV Senior Certificates”);

Class IV-M-1, Class IV-M-2, and Class IV-B Certificates (the “Group IV Subordinate Certificates”, and together with the Group IV Senior Certificates and the Class IV-X Certificates, the “Group IV Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates and Group IV Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group IV Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class IV-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in October 2002.
Accrual Periods:

For any distribution date, the offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the Group IV Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

Delay Days:	24 days, except for the Group IV Certificates, which have a 0 day delay.

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Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II and group III mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Olympus may, but will not be required to, purchase from the trust all remaining group I, group II and group III mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III and Group C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group IV mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Olympus may, but will not be required to, purchase from the trust all remaining group IV mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group IV Certificates.

Pricing Speeds (CPR):	Group I: 25%; Group II: 25%; Group III: 25%; Group IV: 25%.
Certificate Ratings:

The offered certificates are expected to be rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by only one of Moody’s or S&P.

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V.

SUMMARY TERMS (continued)

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, subject to certain considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[549,176,443] and consists of approximately [1,261] adjustable rate mortgage loans (with an initial fixed rate period of generally [two, three, five or seven] years) secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust either semi-annually or annually based on an index plus a margin.  The mortgage pool consists of four groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of three years; Group II is generally comprised of mortgage loans with an initial fixed rate period of five years; Group III is generally comprised of mortgage loans with an initial fixed rate period of seven years; Group IV is generally comprised of mortgage loans with an initial fixed rate period of [two or three] years.  NOTE:  Information contained herein reflects the September 1, 2002 Cut-off Date scheduled balances.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group I	[330]	$[149,453,959]
Group II	[377]	$[170,441,705]
Group III	[111]	$[58,490,980]
Group IV	[443]	$[170,789,799]

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.
SMMEA:

The Senior Certificates, Class C-B-1 Certificates, and the Class IV-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The offered certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

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V.

SUMMARY TERMS (continued)

Priority of Distributions (Groups I - III):	Distribution will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1.

First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I-III)”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I - III):

On each distribution date, an amount up to the amount of the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until its Class Principal Balance has been reduced to zero;

2.

Then, to the Class I-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the amount of the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the amount of the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.

Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

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V.

SUMMARY TERMS (continued)

Distributions of Principal (Group IV):

The Principal Payment Amount will be paid on each distribution date as follows:

I.

On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IV-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IV-M-2 Certificates, until its Class Principal Balance has been reduced to zero;

(iv)

to the Class IV-B Certificates, until its Class Principal Balance has been reduced to zero; and

(v)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IV)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iv) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IV-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IV-M-1 Certificates, the Class IV-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IV-M-2 Certificates, the Class IV-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iv)

to the Class IV-B Certificates, the Class IV-B Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(v)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IV)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iv) above.

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Distribution of Monthly Excess Cashflow (Group IV):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group IV Certificates equals the Aggregate Loan Balance of the group IV mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group IV Certificates, in the following order of priority:

(a)

to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class IV-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class IV-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(d)

to the Class IV-B Certificates, until the Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group IV)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)

to the Class IV-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)

to the Class IV-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)

to the Class IV-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)

to the Class IV-B Certificates, any Basis Risk Shortfall for such class;

(6)

to the Class IV-M-1 Certificates, any Carryforward Interest for such class;

(7)

to the Class IV-M-1 Certificates, any Deferred Amount for such class;

(8)

to the Class IV-M-2 Certificates, any Carryforward Interest for such class;

(9)

to the Class IV-M-2 Certificates, any Deferred Amount for such class;

(10)

to the Class IV-B Certificates, any Carryforward Interest for such class;

(11)

to the Class IV-B Certificates, any Deferred Amount for such class;

(12)

to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein; and

(13)

to the Class IV-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement.

CREDIT

| FIRST

CSFB 2002-AR27

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VI.

COLLATERAL DETAILS

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE SEPTEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

	GROUP 1	GROUP 2	GROUP 3	TOTAL
No of Loans	330	377	111	818
Total Scheduled Balance	149,453,959	170,441,705	58,490,980	378,386,645
Avg Scheduled Balance	452,891	452,100	526,946	462,575
Maximum Scheduled Balance	1,465,000	1,300,000	1,615,402	1,615,402
WAC	5.743	6.178	6.343	6.032
WA/Net/Rate	5.434	5.801	6.088	5.701
WA/Gross/Margin	2.314	2.346	2.215	2.313
WAM	355	358	349	355
WA. Original Term	358	359	356	358
Months To Roll	33	59	77	51
Season	3	2	7	3
Wgt Avg LTV	72.8	75.5	63.9	72.6
FICO	721	715	740	721
First Rate Cap	3.0	5.0	5.0	4.2
Periodic Rate Cap	1.7	1.3	2.0	1.5
Wgt. AVG. Maximum Rate	11.7	11.2	11.3	11.4

Index Type
Treasury-1 Year	7.63	14.22	0.00	9.42
Libor-6 Month	34.92	76.71	0.00	48.34
Libor-1 Year	57.45	9.07	100.00	42.24
Total:	100.00	100.00	100.00	100.00

Months to Next Rate Adj.
1-3	0.57	0.00	0.00	0.23
19-21	0.75	0.00	0.00	0.30
22-24	0.11	0.00	0.00	0.04
25-27	0.22	0.00	0.00	0.09
28-30	27.60	0.00	0.00	10.90
31-33	20.55	0.00	0.00	8.12
34-36	50.19	0.00	0.00	19.83
43-45	0.00	0.26	0.00	0.12
49-51	0.00	0.56	0.00	0.25
52-54	0.00	2.89	0.00	1.30
55-57	0.00	7.57	0.00	3.41
58-60	0.00	88.20	0.00	39.73
67-69	0.00	0.00	4.33	0.67
73-75	0.00	0.52	7.49	1.39
76-78	0.00	0.00	59.19	9.15
79-81	0.00	0.00	26.51	4.10
82-84	0.00	0.00	2.48	0.38
Total:	100.00	100.00	100.00	100.00

Mortgage Rates (%)
4.251-4.500	0.89	0.00	0.00	0.35
4.501-4.750	1.32	0.00	0.00	0.52
4.751-5.000	3.72	0.00	0.93	1.61
5.001-5.250	7.30	0.38	3.29	3.56
5.251-5.500	12.99	2.64	0.82	6.45
5.501-5.750	23.11	9.95	3.86	14.21
5.751-6.000	31.96	22.17	10.20	24.19
6.001-6.250	18.71	27.11	23.51	23.23
6.251-6.500	0.00	26.92	27.68	16.41
6.501-6.750	0.00	10.84	19.21	7.85
6.751-7.000	0.00	0.00	8.62	1.33
7.251-7.500	0.00	0.00	1.88	0.29
Total:	100.00	100.00	100.00	100.00

	GROUP 1	GROUP 2	GROUP 3	TOTAL

Gross Margin (%)
1.751-2.000	7.22	0.00	14.17	5.04
2.001-2.250	81.77	82.49	85.83	82.72
2.251-2.500	0.35	0.00	0.00	0.14
2.501-2.750	8.73	15.73	0.00	10.53
2.751-3.000	0.00	1.44	0.00	0.65
3.001-3.250	0.50	0.00	0.00	0.20
3.251-3.500	0.26	0.00	0.00	0.10
3.501-3.750	0.43	0.00	0.00	0.17
4.001-4.250	0.00	0.35	0.00	0.16
4.751-5.000	0.62	0.00	0.00	0.25
6.751-7.000	0.11	0.00	0.00	0.04
Total:	100.00	100.00	100.00	100.00

Ceiling Rate (%)
9.001-9.250	0.50	0.00	0.00	0.20
9.751-10.000	0.00	0.00	0.93	0.14
10.001-10.250	0.00	0.38	3.29	0.68
10.251-10.500	0.89	2.64	0.82	1.67
10.501-10.750	2.00	9.95	3.86	5.87
10.751-11.000	4.44	22.17	10.20	13.32
11.001-11.250	8.00	26.87	23.51	18.90
11.251-11.500	12.77	26.49	27.68	21.25
11.501-11.750	22.44	10.30	19.21	16.47
11.751-12.000	30.61	0.00	8.62	13.42
12.001-12.250	17.91	0.00	0.00	7.07
12.251-12.500	0.35	0.00	1.88	0.43
12.501-12.750	0.00	0.35	0.00	0.16
12.751-13.000	0.00	0.86	0.00	0.39
13.001-13.250	0.11	0.00	0.00	0.04
Total:	100.00	100.00	100.00	100.00

Cut-off Date Mortgage Loan Principal

Balances ($)
0.01-100,000.00	0.00	0.10	0.16	0.07
100,000.01-200,000.00	2.44	1.85	0.79	1.92
200,000.01-300,000.00	3.21	3.07	0.00	2.65
300,000.01-400,000.00	26.05	29.24	26.91	27.62
400,000.01-500,000.00	25.67	22.94	21.12	23.74
500,000.01-600,000.00	12.79	15.77	7.63	13.34
600,000.01-700,000.00	9.96	10.57	6.56	9.71
700,000.01-800,000.00	7.56	3.95	8.96	6.15
800,000.01-900,000.00	6.19	3.02	7.35	4.94
900,000.01-1,000,000.00	5.15	5.81	4.92	5.41
1,000,000.01-1,100,000.00	0.00	0.00	3.72	0.58
1,100,000.01-1,200,000.00	0.00	0.69	1.89	0.60
1,200,000.01 >=	0.98	2.98	9.98	3.27
Total:	100.00	100.00	100.00	100.00

	GROUP 1	GROUP 2	GROUP 3	TOTAL

State
California	58.05	64.69	62.21	61.68
Illinois	4.43	0.74	1.39	2.30
Colorado	1.58	4.37	0.00	2.59
Texas	2.22	1.42	5.65	2.39
Virginia	1.50	3.26	5.00	2.83
Georgia	2.02	3.06	4.58	2.88
North Carolina	2.91	0.50	4.11	2.01
South Carolina	0.62	0.31	4.05	1.01
Florida	3.72	3.87	4.00	3.83
Arizona	3.22	3.23	1.42	2.95
Washington	1.89	2.90	0.62	2.15
Maryland	3.62	1.67	0.00	2.18
Massachusetts	2.38	1.13	0.00	1.45
Other	11.84	8.85	6.97	9.75
Total:	100.00	100.00	100.00	100.00

FICO
Not Supplied	0.37	0.00	3.33	0.66
<= 550	0.00	0.00	0.68	0.11
580-619	0.46	0.00	0.00	0.18
620-659	6.00	5.98	2.28	5.42
660-699	27.70	32.64	16.15	28.14
700-729	21.93	22.78	12.87	20.91
730 >=	43.53	38.60	64.69	44.58
Total:	100.00	100.00	100.00	100.00

Property Type
Single Family Residence	65.83	67.62	69.92	67.27
Condo	7.52	5.40	1.28	5.60
2-4 Family	1.29	0.73	0.00	0.84
PUD	25.16	26.03	28.80	26.11
Manufactured Housing	0.20	0.23	0.00	0.18
Total:	100.00	100.00	100.00	100.00

	GROUP 1	GROUP 2	GROUP 3	TOTAL

Occupancy Status
Primary	93.55	96.94	92.07	94.85
Second Home	5.06	2.48	7.16	4.22
Investment	1.39	0.58	0.77	0.93
Total:	100.00	100.00	100.00	100.00

Purpose
Purchase	46.91	51.52	39.54	47.85
Refinance-Rate Term	36.33	24.43	48.65	32.88
Refinance-Cashout	16.75	24.05	11.81	19.27
Total:	100.00	100.00	100.00	100.00

Original LTV Ratio (%)
<= 50.00	7.15	2.38	23.93	7.59
50.01-55.00	2.68	2.15	3.03	2.50
55.01-60.00	6.11	3.93	9.23	5.61
60.01-65.00	3.86	3.03	12.91	4.89
65.01-70.00	8.90	4.85	12.23	7.59
70.01-75.00	10.42	12.49	5.53	10.60
75.01-80.00	57.25	70.28	29.79	58.88
80.01-85.00	0.20	0.52	0.23	0.35
85.01-90.00	2.27	0.18	2.84	1.41
90.01-95.00	1.16	0.20	0.28	0.59
Total:	100.00	100.00	100.00	100.00

Documentation Type
Full	42.35	40.61	33.22	40.15
Reduced	57.65	59.39	66.78	59.85
Total:	100.00	100.00	100.00	100.00

	GROUP 1	GROUP 2	GROUP 3	TOTAL

Original Term
<= 180	0.94	0.00	2.05	0.69
181-300	0.23	0.95	0.76	0.63
301-360	98.83	99.05	97.19	98.68
Total:	100.00	100.00	100.00	100.00

Stated Remaining Term
<= 180	0.94	0.00	2.05	0.69
181-240	0.23	0.00	0.00	0.09
281-320	0.00	0.95	0.76	0.54
321-360	98.83	99.05	97.19	98.68
Total:	100.00	100.00	100.00	100.00

Seasoning (Months)
<= 0	3.95	11.20	0.00	6.60
1-5	68.23	84.57	28.99	69.52
6-10	27.82	3.97	63.92	22.66
11-15	0.00	0.00	2.76	0.43
16-20	0.00	0.00	4.33	0.67
36-40	0.00	0.26	0.00	0.12
Total:	100.00	100.00	100.00	100.00

COLLATERAL DETAILS	GROUP 4
No of Loans	443
Total Scheduled Balance	170,789,798.74
Avg Scheduled Balance	385,530.02
Minimum Scheduled Balance	26,354.67
Maximum Scheduled Balance	2,392,960.53
WAC	7.511
WA/Net/Rate	7.242
WA/Gross/Margin	3.774
WAM	343
WA. Original Term	357
Months To Roll	36
Season	14
Wgt Avg LTV	74.68
FICO	702
First Rate Cap	3.107
Periodic Rate Cap	1.533
Wgt. AVG. Maximum Rate	13.05

Index Type
Treasury-1 Year	37.07
Treasury-3 Year	0.02
Libor-6 Month	52.89
Libor-1 Year	10.01
Total:	100.00

Months to Next Rate Adj.
1-3	0.65
4-6	1.94
10-12	0.50
13-15	0.26
16-18	2.07
19-21	21.01
22-24	10.78
25-27	0.33
28-30	7.09
31-33	9.60
34-36	5.91
37-39	2.47
40-42	2.90
43-45	0.65
46-48	2.43
49-51	1.47
52-54	15.94
55-57	5.04
58-60	4.97
61-63	0.32
64-66	3.68
Total:	100.00

COLLATERAL DETAILS	GROUP 4

Mortgage Rates (%)
6.251-6.500	10.87
6.501-6.750	12.43
6.751-7.000	10.44
7.001-7.250	5.10
7.251-7.500	14.20
7.501-7.750	14.73
7.751-8.000	12.00
8.001-8.250	5.67
8.251-8.500	6.42
8.501-8.750	3.02
8.751-9.000	2.91
9.001-9.250	0.97
9.251-9.500	0.22
9.501-9.750	0.29
9.751-10.000	0.14
10.001-10.250	0.23
10.251-10.500	0.03
10.501-10.750	0.06
10.751-11.000	0.05
11.251-11.500	0.08
12.001-12.250	0.15
Total:	100.00

Gross Margin (%)
1.751-2.000	0.20
2.001-2.250	16.26
2.501-2.750	37.36
2.751-3.000	1.37
3.251-3.500	0.15
3.501-3.750	0.92
3.751-4.000	1.07
4.001-4.250	2.10
4.251-4.500	2.31
4.501-4.750	2.54
4.751-5.000	22.91
5.001-5.250	0.82
5.251-5.500	0.39
5.501-5.750	0.17
5.751-6.000	3.37
6.001-6.250	0.82
6.251-6.500	5.11
6.501-6.750	0.27
6.751-7.000	1.82
11.251-11.500	0.05
Total:	100.00

COLLATERAL DETAILS	GROUP 4

Ceiling Rate (%)
<= 0.000	0.39
9.751-10.000	2.46
11.251-11.500	1.35
11.501-11.750	2.80
11.751-12.000	10.59
12.001-12.250	1.47
12.251-12.500	13.82
12.501-12.750	10.62
12.751-13.000	8.20
13.001-13.250	3.90
13.251-13.500	10.63
13.501-13.750	11.77
13.751-14.000	6.28
14.001-14.250	4.08
14.251-14.500	4.12
14.501-14.750	0.78
14.751-15.000	2.46
15.001-15.250	1.03
15.251-15.500	1.26
15.501-15.750	0.55
15.751-16.000	0.98
16.001-16.250	0.23
16.251-16.500	0.09
16.501-16.750	0.06
17.251-17.500	0.08
Total:	100.00

Cut-off Date Mortgage Loan Principal
Balances ($)
0.01-100,000.00	2.35
100,000.01-200,000.00	7.35
200,000.01-300,000.00	6.01
300,000.01-400,000.00	20.81
400,000.01-500,000.00	16.62
500,000.01-600,000.00	9.11
600,000.01-700,000.00	9.16
700,000.01-800,000.00	4.44
800,000.01-900,000.00	4.04
900,000.01-1,000,000.00	9.04
1,000,000.01-1,100,000.00	0.63
1,100,000.01-1,200,000.00	0.67
1,200,000.01 >=	9.76
Total:	100.00

COLLATERAL DETAILS	GROUP 4

State
California	58.13
New York	5.47
Arizona	4.69
Nevada	3.65
Florida	3.08
Maryland	2.87
Colorado	2.75
Other	19.36
Total:	100.00

FICO
Not Supplied	2.04
<= 550	0.19
551-579	0.22
580-619	2.53
620-659	22.68
660-699	23.47
700-729	15.57
730 >=	33.29
Total:	100.00

Property Type
Single Family Residence	61.25
Townhouse	0.25
Condo	8.74
2-4 Family	6.28
Co-op	0.99
PUD	22.50
Total:	100.00

Occupancy Status
Primary	84.40
Second Home	5.45
Investment	10.16
Total:	100.00

Purpose
Purchase	60.20
Refinance-Rate Term	15.34
Refinance-Cashout	24.47
Total:	100.00

COLLATERAL DETAILS	GROUP 4

Original LTV Ratio (%)
<= 50.00	3.22
50.01-55.00	4.11
55.01-60.00	3.30
60.01-65.00	6.17
65.01-70.00	9.87
70.01-75.00	13.99
75.01-80.00	49.92
80.01-85.00	1.96
85.01-90.00	4.76
90.01-95.00	2.53
95.01-100.00	0.18
Total:	100.00

Documentation Type
Full	45.12
Reduced	38.11
No Documentation	6.41
No Ratio	3.49
Stated Income / Stated Assets	6.87
Total:	100.00

Original Term
<= 180	1.21
181-300	0.61
301-360	98.18
Total:	100.00

Stated Remaining Term
<= 180	1.76
241-280	0.55
281-320	6.98
321-360	90.72
Total:	100.00

Seasoning (Months)
1-5	53.59
6-10	9.95
11-15	0.64
16-20	3.68
21-25	1.89
26-30	6.85
31-35	12.81
36-40	3.10
41-45	3.79
46-50	2.73
51-55	0.39
56-60	0.02
101-105	0.55
Total:	100.00

                                                                                                                   CSFB 2002-AR27 CLASS I-A-1

CSFB 2002-AR27 CLASS I-A-1

Balance	[$137,721,500]	Delay	24	WAC(1)	5.743461619
Coupon*	5.4142	Dated	9/1/2002	NET(1)	5.434195
Settle	9/30/2002	First Payment	10/25/2002	WAM(1)	355

*PAYS GROUP NET WAC LESS [0.02%].

RUN TO BALLOON IN MONTH 33 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
	Yield		Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
101-29	4.371	4.211	4.175	4.117	4.011	3.892	3.758	3.608	3.433	3.004
101-30	4.357	4.195	4.158	4.099	3.991	3.871	3.735	3.583	3.406	2.971
101-31	4.343	4.178	4.141	4.081	3.972	3.850	3.713	3.558	3.379	2.937
102-00	4.329	4.162	4.124	4.063	3.953	3.829	3.690	3.533	3.351	2.904
102-01	4.314	4.145	4.107	4.045	3.933	3.808	3.667	3.509	3.324	2.871
102-02	4.300	4.129	4.090	4.027	3.914	3.787	3.644	3.484	3.297	2.838
102-03	4.286	4.112	4.073	4.009	3.895	3.766	3.621	3.459	3.270	2.805
102-04	4.272	4.096	4.056	3.992	3.875	3.745	3.599	3.434	3.243	2.773
102-05	4.257	4.079	4.039	3.974	3.856	3.724	3.576	3.409	3.215	2.740
102-06	4.243	4.063	4.022	3.956	3.837	3.703	3.553	3.385	3.188	2.707
102-07	4.229	4.046	4.005	3.938	3.817	3.683	3.531	3.360	3.161	2.674
102-08	4.215	4.030	3.988	3.920	3.798	3.662	3.508	3.335	3.134	2.641
102-09	4.200	4.013	3.971	3.903	3.779	3.641	3.485	3.310	3.107	2.608
102-10	4.186	3.997	3.954	3.885	3.760	3.620	3.462	3.286	3.080	2.575
102-11	4.172	3.980	3.937	3.867	3.741	3.599	3.440	3.261	3.053	2.543
102-12	4.158	3.964	3.920	3.849	3.721	3.578	3.417	3.236	3.026	2.510
102-13	4.144	3.948	3.903	3.832	3.702	3.557	3.395	3.212	2.999	2.477

Spread @ Center Price**	169	167	167	167	165	160	154	146	134	98
WAL	2.33	2	1.93	1.84	1.69	1.55	1.42	1.3	1.18	0.96
Mod Durn	2.14	1.85	1.79	1.71	1.58	1.46	1.34	1.23	1.12	0.93
Principal Window	Oct02 - Jun05	Oct02 - Jun05	Oct02 - Jun05	Oct02 - Jun05	Oct02 - Jun05	Oct02 - Jun05	Oct02 - Jun05	Oct02 - Jun05	Oct02 - Jun05	Oct02 - Jun05
Accrued Interest	619240.87	619240.87	619240.87	619240.87	619240.87	619240.87	619240.87	619240.87	619240.87	619240.87

LIBOR_6MO	1.72	1.72	1.72	1.72	1.72	1.72	1.72	1.72	1.72	1.72
LIBOR_1YR	1.761	1.761	1.761	1.761	1.761	1.761	1.761	1.761	1.761	1.761
CMT_1YR	1.66	1.66	1.66	1.66	1.66	1.66	1.66	1.66	1.66	1.66

N

Mat .25YR  .5YR  1.0YR  1.5YR  1.99YR  3YR  4YR  5YR

Yld 1.775 1.72 1.761 2.085 2.404 2.905 3.296 3.625

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N

PRELIMINARY

CSFB 2002-AR27 CLASS II-A-1

Balance	[$157,062,400]	Delay	24	WAC(2)	6.178056003
Coupon*	5.781	Dated	9/1/2002	NET(2)	5.801049
Settle	9/30/2002	First Payment	10/25/2002	WAM(2)	358

*PAYS GROUP NET WAC LESS [0.02%].

RUN TO BALLOON IN MONTH 59 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
102-02	5.083	4.880	4.833	4.759	4.621	4.466	4.291	4.095	3.840	3.254
102-03	5.074	4.868	4.821	4.745	4.606	4.449	4.271	4.073	3.815	3.222
102-04	5.064	4.856	4.808	4.732	4.591	4.432	4.252	4.051	3.790	3.190
102-05	5.055	4.844	4.796	4.718	4.575	4.414	4.233	4.029	3.765	3.157
102-06	5.045	4.832	4.783	4.705	4.560	4.397	4.213	4.008	3.740	3.125
102-07	5.036	4.820	4.770	4.691	4.545	4.380	4.194	3.986	3.715	3.093
102-08	5.027	4.808	4.758	4.678	4.530	4.363	4.175	3.964	3.691	3.061
102-09	5.017	4.796	4.745	4.664	4.514	4.346	4.155	3.942	3.666	3.029
102-10	5.008	4.784	4.733	4.651	4.499	4.329	4.136	3.921	3.641	2.997
102-11	4.998	4.772	4.720	4.637	4.484	4.312	4.117	3.899	3.616	2.965
102-12	4.989	4.760	4.708	4.624	4.469	4.294	4.098	3.877	3.591	2.933
102-13	4.979	4.748	4.695	4.610	4.454	4.277	4.078	3.856	3.566	2.901
102-14	4.970	4.736	4.682	4.597	4.438	4.260	4.059	3.834	3.541	2.869
102-15	4.961	4.724	4.670	4.583	4.423	4.243	4.040	3.812	3.517	2.837
102-16	4.951	4.712	4.657	4.570	4.408	4.226	4.021	3.791	3.492	2.805
102-17	4.942	4.700	4.645	4.556	4.393	4.209	4.001	3.769	3.467	2.773
102-18	4.932	4.688	4.632	4.543	4.378	4.192	3.982	3.748	3.442	2.741

Spread @ Center Price**	183	195	197	198	198	195	191	183	169	124
WAL	3.71	2.86	2.72	2.52	2.21	1.94	1.71	1.51	1.3	0.99
Mod Durn	3.22	2.54	2.42	2.25	2	1.78	1.58	1.4	1.22	0.95
Principal Window	Oct02 - Aug07	Oct02 - Aug07	Oct02 - Aug07	Oct02 - Aug07	Oct02 - Aug07	Oct02 - Aug07	Oct02 - Aug07	Oct02 - Aug07	Oct02 - Dec06	Oct02 - Dec05
Accrued Interest	754054.31	754054.31	754054.31	754054.31	754054.31	754054.31	754054.31	754054.31	754054.31	754054.31

LIBOR_6MO	1.72	1.72	1.72	1.72	1.72	1.72	1.72	1.72	1.72	1.72
LIBOR_1YR	1.761	1.761	1.761	1.761	1.761	1.761	1.761	1.761	1.761	1.761
CMT_1YR	1.66	1.66	1.66	1.66	1.66	1.66	1.66	1.66	1.66	1.66

N

Mat. .25YR . .5YR  1.0YR  1.5YR  1.99YR  3YR  4YR  5YR

Yld  1.775  1.72  1.761  2.085  2.404  2.905  3.296  3.625

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N

PRELIMINARY

CSFB 2002-AR27 CLASS III-A-1

Balance	[$53,900,000]	Delay	24	WAC(3)	6.343202365
Coupon*	6.0682	Dated	9/1/2002	NET(3)	6.088202
Settle	9/30/2002	First Payment	10/25/2002	WAM(3)	349

*PAYS GROUP NET WAC LESS [0.02%].

RUN TO BALLOON IN MONTH 77 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
102-06	5.437	5.206	5.153	5.067	4.910	4.733	4.518	4.273	4.001	3.381
102-07	5.429	5.195	5.141	5.055	4.895	4.716	4.499	4.251	3.976	3.348
102-08	5.421	5.184	5.130	5.042	4.881	4.700	4.480	4.229	3.950	3.316
102-09	5.412	5.173	5.118	5.030	4.866	4.683	4.461	4.207	3.925	3.284
102-10	5.404	5.162	5.107	5.017	4.852	4.666	4.442	4.185	3.900	3.251
102-11	5.396	5.151	5.095	5.004	4.837	4.650	4.423	4.163	3.875	3.219
102-12	5.388	5.140	5.083	4.992	4.823	4.633	4.404	4.141	3.850	3.187
102-13	5.379	5.129	5.072	4.979	4.809	4.617	4.384	4.119	3.825	3.155
102-14	5.371	5.118	5.060	4.967	4.794	4.600	4.365	4.098	3.800	3.123
102-15	5.363	5.107	5.049	4.954	4.780	4.584	4.346	4.076	3.775	3.090
102-16	5.355	5.097	5.037	4.942	4.765	4.568	4.328	4.054	3.750	3.058
102-17	5.346	5.086	5.026	4.929	4.751	4.551	4.309	4.032	3.725	3.026
102-18	5.338	5.075	5.014	4.916	4.736	4.535	4.290	4.010	3.700	2.994
102-19	5.330	5.064	5.002	4.904	4.722	4.518	4.271	3.988	3.675	2.962
102-20	5.322	5.053	4.991	4.891	4.708	4.502	4.252	3.967	3.650	2.930
102-21	5.314	5.042	4.979	4.879	4.693	4.485	4.233	3.945	3.625	2.898
102-22	5.305	5.031	4.968	4.866	4.679	4.469	4.214	3.923	3.600	2.866

Spread @ Center Price**	194213	215	218	220	217	212	201	185	136
WAL	4.4	3.21	3.02	2.75	2.37	2.04	1.74	1.5	1.29	0.99
Mod Durn	3.69	2.77	2.62	2.41	2.11	1.84	1.6	1.39	1.21	0.94
Principal Window	Oct02 - Feb09	Oct02 - Feb09	Oct02 - Feb09	Oct02 - Feb09	Oct02 - Feb09	Oct02 - Feb09	Oct02 - Jun08	Oct02 - Aug07	Oct02 - Dec06	Oct02 - Dec05
Accrued Interest	271621.84	271621.84	271621.84	271621.84	271621.84	271621.84	271621.84	271621.84	271621.84	271621.84

LIBOR_6MO	1.72	1.72	1.72	1.72	1.72	1.72	1.72	1.72	1.72	1.72
LIBOR_1YR	1.761	1.761	1.761	1.761	1.761	1.761	1.761	1.761	1.761	1.761
CMT_1YR	1.66	1.66	1.66	1.66	1.66	1.66	1.66	1.66	1.66	1.66

N

Mat .25YR  .5YR  1.0YR  1.5YR  1.99YR  3YR  4YR  5YR

Yld  1.775  1.72  1.761  2.085  2.404  2.905  3.296  3.625

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N

PRELIMINARY

CSFB-2002-AR27-G4-P1LL - Price/Yield - IVA1                                                                       CSFB 2002-AR27 CLASS IV-A-1

Balance	$164,812,000.00	Delay	0	Index	LIBOR_1MO | 1.82	WAC(4)	7.511224022
Coupon*	2.17	Dated	9/30/2002	Mult / Margin	1 / .35	NET(4)	7.242249
Settle	9/30/2002	First Payment	10/25/2002	Cap / Floor	999 / 0	WAM(4)	343

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, AND (II) THE NET FUNDS CAP

RUN TO THE GROUP IV 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.18	2.18	2.18	2.18	2.18	2.18	2.18	2.18	2.18	2.18	Yield
100-00	35	35	35	35	35	35	35	35	35	35	Disc
											Margin
WAL	7.1274	3.8556	3.4989	3.0544	2.4928	2.0785	1.7563	1.4966	1.2833	0.9568
Mod Durn	6.3069	3.5991	3.2872	2.8931	2.3857	2.0045	1.7041	1.4594	1.2568	0.9434
Principal Window	Oct02 - Aug23	Oct02 - Dec14	Oct02 - Nov13	Oct02 - Jun12	Oct02 - Sep10	Oct02 - Jun09	Oct02 - Jun08	Oct02 - Aug07	Oct02 - Dec06	Oct02 - Dec05
Accrued Interest	0	0	0	0	0	0	0	0	0	0

LIBOR_1MO	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82
LIBOR_6MO	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82
LIBOR_1YR	1.975	1.975	1.975	1.975	1.975	1.975	1.975	1.975	1.975	1.975
CMT_1YR	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77
CMT_3YR	2.44	2.44	2.44	2.44	2.44	2.44	2.44	2.44	2.44	2.44

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR27-G4-P1LL - Price/Yield - IVM1                                                                       CSFB 2002-AR27 CLASS IV-M-1

Balance	$4,270,000.00	Delay	0	Index	LIBOR_1MO | 1.82	WAC(4)	7.511224022
Coupon*	2.77	Dated	9/30/2002	Mult / Margin	1 / 0.95	NET(4)	7.242249
Settle	9/30/2002	First Payment	10/25/2002	Cap / Floor	999 / 0	WAM(4)	343

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, AND (II) THE NET FUNDS CAP

RUN TO THE GROUP IV 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.786	2.786	2.786	2.786	2.786	2.786	2.786	2.786	2.786	2.786	Yield
100-00	95	95	95	95	95	95	95	95	95	95	Disc
											Margin
WAL	11.5623	6.2598	5.699	5.0404	4.2939	3.8275	3.5434	3.3823	3.3396	3.2361
Mod Durn	9.7296	5.6859	5.2221	4.669	4.0312	3.6254	3.3748	3.2317	3.194	3.0991
Principal Window	Jun08 - Jun22	Oct05 - Jan14	Oct05 - Jan13	Oct05 - Oct11	Oct05 - Feb10	Oct05 - Dec08	Nov05 - Jan08	Nov05 - Apr07	Nov05 - Sep06	Dec05 - Dec05
Accrued Interest	0	0	0	0	0	0	0	0	0	0

LIBOR_1MO	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82
LIBOR_6MO	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82
LIBOR_1YR	1.975	1.975	1.975	1.975	1.975	1.975	1.975	1.975	1.975	1.975
CMT_1YR	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77
CMT_3YR	2.44	2.44	2.44	2.44	2.44	2.44	2.44	2.44	2.44	2.44

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR27-G4-P1LL - Price/Yield - IVM2                                                                       CSFB 2002-AR27 CLASS IV-M-2

Balance	$1,707,798.74	Delay	0	Index	LIBOR_1MO | 1.82	WAC(4)	7.511224022
Coupon*	3.57	Dated	9/30/2002	Mult / Margin	1 / 1.75	NET(4)	7.242249
Settle	9/30/2002	First Payment	10/25/2002	Cap / Floor	999 / 0	WAM(4)	343

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, AND (II) THE NET FUNDS CAP

RUN TO THE GROUP IV 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	3.597	3.597	3.597	3.597	3.597	3.597	3.597	3.597	3.597	3.597	Yield
100-00	175	175	175	175	175	175	175	175	175	175	Disc
											Margin
WAL	9.1468	4.836	4.409	3.9356	3.4482	3.1975	3.0903	3.0862	3.0952	3.1238
Mod Durn	7.7074	4.404	4.0483	3.6488	3.2309	3.0126	2.9183	2.9148	2.923	2.9487
Principal Window	Jun08 - Jul16	Oct05 - Mar10	Oct05 - Jul09	Oct05 - Aug08	Oct05 - Jul07	Oct05 - Oct06	Oct05 - Mar06	Oct05 - Nov05	Oct05 - Nov05	Oct05 - Dec05
Accrued Interest	0	0	0	0	0	0	0	0	0	0

LIBOR_1MO	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82
LIBOR_6MO	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82
LIBOR_1YR	1.975	1.975	1.975	1.975	1.975	1.975	1.975	1.975	1.975	1.975
CMT_1YR	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77
CMT_3YR	2.44	2.44	2.44	2.44	2.44	2.44	2.44	2.44	2.44	2.44

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CREDIT

| FIRST

CSFB 2002-AR27

September 9, 2002

SUISSE

| BOSTON

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

VII.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mail to:brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mail to:brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3734	212-743-5384	mail to:brian.murphy.2@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mail to:john.p.graham@csfb.com
Kari Roberts Managing Director	212-325-7191	212-743-5183	mail to:kari.roberts@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Josef Bittman Associate	212-538-6611	212-325-8334	mail to:josef.bittman@csfb.com

CREDIT

| FIRST

CSFB 2002-AR27

September 12, 2002

SUISSE

| BOSTON

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR27

$[549,176,443]

(Approximate)

Expected Investor Settlement Date:  September 30, 2002

DLJ Mortgage Capital, Inc.

Seller

Bank of America, N.A.

Seller and Servicer

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Fairbanks Capital Corp.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston Corporation

Underwriter

Credit Suisse First Boston

CREDIT

| FIRST

CSFB 2002-AR27

September 12, 2002

SUISSE

| BOSTON

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,

AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston Corporation.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is Revised and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

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CSFB 2002-AR27

September 12, 2002

SUISSE

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REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – OFFERED CERTIFICATES

SUBJECT TO FINAL COLLATERAL AND RATING AGENCY APPROVAL

Class	Type	Exp’d Rating (1)	Original Balance (+/-5%)	Initial Coupon	Appx. Price	Avg. Life (2)	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin (3)	W.A. MTR
I-A-1	Senior/WAC	AAA/Aaa	$15,000,000	5.4142%(4)	N/A	1.84	SOLD	Swaps	25	1.98	33
I-A-2	Senior/WAC	AAA/Aaa	$123,000,000	4.2172%(5)	N/A	1.84	SOLD	Swaps	25	1.98	33
I-X	Notional/IO	AAA/Aaa	$123,000,000	1.197%(6)	TBD	1.84	TBD	Swaps	25	N/A	N/A
AR	Senior/Residual	AAA/NR	$100	5.4142%(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior/WAC	AAA/Aaa	$100,000,000	5.0080%(8)	N/A	2.52	SOLD	Swaps	25	1.94	59
II-A-2	Senior/SEQ	AAA/Aaa	$70,000,000	5.7810%(9)	N/A	2.52	SOLD	Swaps	25	1.94	59
II-A-3	Mez/SEQ	AAA/Aa2	$3,400,000	5.7810%(10)	TBD	2.52	TBD	Swaps	25	1.94	59
II-X	Senior/WAC	AAA/Aaa	$100,000,000	0.773%(11)	TBD	2.52	TBD	Swaps	25	1.94	59
III-A-1	Senior/WAC	AAA/Aaa	$53,900,000	6.0682%(12)	102-14	2.75	218	Swaps	25	1.94	77
IV-A-1	Senior/Floater	AAA/Aaa	$164,812,000	[ ]%(13)	100-00	TBD	35	1 MO LIB	25	N/A	N/A
C-B-1	Subordinate/WAC	AA/NR	$8,074,800	5.6805%(14)	TBD	3.85	TBD	Treas.Curve	25	1.96	51
C-B-2	Subordinate/WAC	A/NR	$3,853,900	5.6805%(14)	TBD	3.85	TBD	Treas.Curve	25	1.96	51
C-B-3	Subordinate/WAC	BBB/NR	$2,752,800	5.6805%(14)	TBD	3.85	TBD	Treas.Curve	25	1.96	51
IV-M-1	Subordinate/Floater	AA/Aa2	$4,270,000	[ ]% (15)	100-00	TBD	95	1 MO LIB	25	N/A	TBD
IV-M-2	Subordinate/Floater	A/A2	$1,708,000	[ ]% (16)	100-00	TBD	175	1 MO LIB	25	N/A	TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

____________________________

(1)

The Group I, Group II, Group III and Group IV Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service.  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) are expected to be rated only by [     ].  Neither the Class C-B-6 nor the Class IV-X Certificates will be rated.

(2)

The weighted average life to respective weighted average reset dates is shown with respect to Group I, Group II, Group III, and Group C-B Certificates.  The weighted average life to optional termination is shown with respect to Group IV Certificates.

(3)

Based on weighted average information on the assumed collateral as of the Cut-off Date.

(4)

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately 5.4142% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(5)

The initial pass-through rate on the Class I-A-2 Certificates is expected to be approximately 4.2172% per annum.  After the first distribution date and through [June 2005], the per annum pass-through rate on the Class I-A-2 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 1.217%.  After [June 2005], the per annum pass-through rate will equal the weighted average of the net interest rates on the group I mortgage loans less 0.11% (30/360 accrual basis, 24 day delay).

(6)

The notional balance for the Class I-X Certificates will equal the Class I-A-2 Certificate principal balance.  The initial pass-through rate on the Class I-X Certificates is expected to be approximately                1.197% per annum.  After the first distribution date and through [June 2005], the per annum pass-through rate on the Class I-X Certificates will be approximately 1.197%.  After [June 2005], the per                 annum pass-through rate will equal approximately 0.09% (30/360 accrual basis, 24 day delay).

(7)

The initial pass-through rate on the Class AR Certificates is expected to be approximately 5.4142% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(8)

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately 5.0080% per annum.  After the first distribution date and through [August 2007], the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less 0.793%.  After [August 2007], the per annum pass-through rate on the Class II-A-1 Certificates will be approximately 0.11% (30/360 accrual basis, 24 day delay).

(9)

The initial pass-through rate on the Class II-A-2 Certificates is expected to be approximately 5.7810% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(10)

The initial pass-through rate on the Class II-A-3 Certificates is expected to be approximately 5.7810% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(11)

The notional balance for the Class II-X Certificates will equal the Class II-A-1 Certificate principal balance.  The initial pass-through rate on the Class II-X Certificates is expected to be approximately 0.773% per annum.  After the first distribution date and through [August 2007], the per annum pass-through rate on the Class II-X Certificates will equal approximately 0.773%.  After [August 2007], the per annum pass-through rate on the Class II-X Certificates will equal approximately 0.09% (30/360 accrual basis, 24 day delay).

(12)

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately 6.0682% per annum.   After the first distribution date, the per annum pass-through rate on the Class III-A-1 will equal the weighted average of the net interest rates on the group III mortgage loans less 0.02% (30/360 accrual basis, 24 day delay).

(13)

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [     ]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus 0.35% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans, the Class IV-A-1 certificate margin will increase to 0.70%.

(14)

The initial pass-through rate on the Group C-B Certificates is expected to be approximately 5.6805%.  After the first distribution date, the per annum pass-through rate on these certificates will equal the weighted average of the net interest rates of the group I, group II and group III mortgage loans less 0.02%.

(15)

The initial pass-through rate on the Group IV-M-1 Certificates is expected to be approximately [     ]%.  After the first distribution date, the per annum pass-through rate on the Class IV-M-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus 0.95% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans the Class IV-M-1 certificate margin will increase to 1.45%.

(16)

The initial pass-through rate on the Class IV-M-2 Certificates is expected to be approximately [     ]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-M-2 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus 1.75% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans the Class IV-M-2 certificate margin will increase to 2.25%.

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CSFB 2002-AR27

September 12, 2002

SUISSE

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REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating (1)	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin (2)	W.A. MTR
C-B-4	Subordinate/WAC	BB/NR	$1,468,000	5.6805%(3)	TBD	5.81	TBD	Treas.Curve	25	1.96	51
C-B-5	Subordinate/WAC	B/NR	$1,101,000	5.6805%(3)	TBD	5.81	TBD	Treas.Curve	25	1.96	51
C-B-6	Subordinate/WAC	NR/NR	$1,101,500	5.6805%(3)	TBD	5.81	N/A	N/A	25	1.96	51
IV-X	OC/Excess Interest	NR/NR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

____________________________

(1)

The Group C-B Certificates (other than the Class C-B-6 Certificates) are expected to be rated only by [     ]. Neither the Class C-B-6 Certificates nor the Class IV-X Certificates will be rated.

(2)

Based on weighted average information on the assumed collateral as of the Cut-off Date.

(3)

The initial pass-through rate on the Group C-B Certificates is expected to be approximately 5.6805%.  After the first distribution date, the per annum pass-through rate on these certificates will equal the weighted average of the net interest rates of the group I, group II and group III mortgage loans less 0.02%.

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September 12, 2002

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II.

COLLATERAL SUMMARY

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE SEPTEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[5.743]%	Average Loan Balance	$[452,890.79]
WA Net WAC	[5.434]%	Maximum Loan Balance	$[1,465,000.00]
WA Gross Margin	[2.314]%	California Concentration	[58.05]%
WA Net Margin	[2.004]%	WA Original LTV	[72.76]%
Index: 1 Year LIBOR	[57.45]%	WA Credit Score	[721]
6 Mth LIBOR	[34.92]%
1 Year Treas	[7.63]%
WA Months to Reset	[33]	Full Doc	[42.35]%
WAM	[355]	Reduced Doc	[57.65]%

LOAN GROUP II COLLATERAL DETAILS
WAC	[6.178]%	Average Loan Balance	$[452,100.01]
WA Net WAC	[5.801]%	Maximum Loan Balance	$[1,300,000.00]
WA Gross Margin	[2.346]%	California Concentration	[64.69]%
WA Net Margin	[1.969]%	WA Original LTV	[75.53]%
Index: 6 Mth LIBOR	[76.71]%	WA Credit Score	[715]
1 Year Treas	[14.22]%
1 Year LIBOR	[9.07]%
WA Months to Reset	[59]	Full Doc	[40.61]%
WAM	[358]	Reduced Doc	[59.39]%

LOAN GROUP III COLLATERAL DETAILS
WAC	[6.343]%	Average Loan Balance	$[526,945.77]
Net WAC	[6.088]%	Maximum Loan Balance	$[1,615,401.75]
Gross Margin	[2.215]%	California Concentration	[62.21]%
Net Margin	[1.960]%	WA Original LTV	[63.87]%
Index: 1 Year LIBOR	[100.00]%	WA Credit Score	[740]

WA Months to Reset	[77]	Full Doc	[33.22]%
WAM	[349]	Reduced Doc	[66.78]%

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II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE SEPTEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

AGGREGATE LOAN GROUPS I-III COLLATERAL DETAILS
WAC	[6.032]%	Average Loan Balance	$[462,575.36]
WA Net Rate	[5.701]%	Maximum Loan Balance	$[1,615,401.75]
WA Gross Margin	[2.313]%	California Concentration	[61.68]%
WA Net Margin	[1.981]%	WA Original LTV	[72.64]%
Index: 6 Mth LIBOR	[48.34]%	WA Credit Score	[721]
1 Year LIBOR	[42.24]%
1 Year Treas	[9.42]%
WA Months to Reset	[51]	Full Doc	[40.15]%
WAM	[355]	Reduced Doc	[59.85]%

LOAN GROUP IV COLLATERAL DETAILS
WAC	[7.511]%	Average Loan Balance	$[385,530.02]
WA Net Rate	[7.242]%	Maximum Loan Balance	$[2,392,960.53]
WA Gross Margin	[3.774]%	California Concentration	[58.13]%
WA Net Margin	[3.505]%	WA Original LTV	[74.68]%
Index: 6 Mth LIBOR	[52.89]%	WA Credit Score	[702]
1 Year Treas	[37.07]%
1 Year LIBOR	[10.01]%
WA Months to Reset	[36]	Full Doc	[45.12]%
WAM	[343]	Reduced Doc	[38.11]%

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III.

NET FUNDS CAP

Group IV Net Funds Cap:

The annual pass-through rate on each Class of the Group IV Certificates is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group IV mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group IV Certificates is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group IV Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class IV-X Certificates.

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IV.

CREDIT ENHANCEMENT (Groups I-III)

Subordination:

The Group I, Group II and Group III Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II and III mortgage loans prior to the Group I, Group II and Group III Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II and, III, will initially equal [5.00%]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [2.80]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [1.75]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [1.00]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II and III mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II and Group III Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.

If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Super-Senior Structure:	The Class II-A-3 Certificates will absorb realized losses that would otherwise be allocated to the Class II-A-1 and Class II-A-2 Certificates for as long as such class is outstanding.
Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan group I, loan group II and loan group III mortgage loans may be used to pay principal or interest, or both, to Senior Certificates unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II and III; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II or Group III Certificates for these types of losses.

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IV.

CREDIT ENHANCEMENT (Group IV)

Overcollateralization:

The group IV mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group IV Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group IV Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group IV mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group IV mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group IV mortgage loans.

Subordination:

The Class IV-A-1 Certificates will have a payment priority over the Group IV Subordinate Certificates.  Each class of Group IV Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group IV mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group IV Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group IV Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I, group II and group III mortgage loans will be allocated to Group IV available funds increasing available excess interest.  These interest payments will be added to the Group IV available funds concurrently with interest distributions being made on the Group I, II and III Certificates.

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V.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR27.
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Sellers:	DLJ Mortgage Capital, Inc.; Bank of America, N.A.; WMMSC.
Servicers:	Fairbanks Capital Corp. (“Fairbanks”); Bank of America; WMMSC.
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston Corporation.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	September 1, 2002.
Pricing Date:	On or about September [ ], 2002.
Closing Date:	On or about September 27, 2002.
Settlement Date:	On or about September 30, 2002.
Offered Certificates:

Class I-A-1, Class I-A-2 , Class I-X and Class AR Certificates (the “Group I Certificates”);

Class II-A-1, Class II-A-2, Class II-A-3 and Class II-X Certificates (the “Group II Certificates”);

Class III-A-1 (the “Group III Certificates”);

Class IV-A-1 (the “Group IV Senior Certificates”);

Class IV-M-1 and Class IV-M-2 Certificates (the “Group IV Subordinate Certificates”, and together with the Group IV Senior Certificates and the Class IV-X Certificates, the “Group IV Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates and Group IV Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group IV Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class IV-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in October 2002.
Accrual Periods:

For any distribution date, the offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the Group IV Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

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Delay Days:	24 days, except for the Group IV Certificates, which have a 0 day delay.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II and group III mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group I, group II and group III mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III and Group C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group IV mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group IV mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group IV Certificates.

Pricing Speeds (CPR):	Group I: 25%; Group II: 25%; Group III: 25%; Group IV: 25%.
Certificate Ratings:

The offered certificates are expected to be rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by only one of Moody’s or S&P.

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, subject to certain considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.

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(212) 538-3831

Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[549,176,443] and consists of approximately [1,261] adjustable rate mortgage loans (with an initial fixed rate period of generally [two, three, five or seven] years) secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust either semi-annually or annually based on an index plus a margin.  The mortgage pool consists of four groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of three years; Group II is generally comprised of mortgage loans with an initial fixed rate period of five years; Group III is generally comprised of mortgage loans with an initial fixed rate period of seven years; Group IV is generally comprised of mortgage loans with an initial fixed rate period of [two, three or five] years.  NOTE:  Information contained herein reflects the September 1, 2002 Cut-off Date scheduled balances.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group I	[330]	$[149,453,959]
Group II	[377]	$[170,441,705]
Group III	[111]	$[58,490,980]
Group IV	[443]	$[170,789,799]

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.
SMMEA:

The Senior Certificates, Class C-B-1 Certificates, and the Class IV-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The offered certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

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Priority of Distributions (Groups I - III):	Distribution will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I-III)”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I - III):

On each distribution date, an amount up to the amount of the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until its Class Principal Balance has been reduced to zero;

2.

Second, to the Class I-A-1 Certificates, until its Class Principal Balance has been reduced to zero; and

3.

Then, to the Class I-A-2 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the amount of the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal, as follows:

1.

First, to the Class II-A-1 Certificates and to the aggregate of the Class II-A-2 and II-A-3 Certificates, pro rata, until the Class II-A-1 Principal Balance has been reduced to zero;

2.

Second, to the Class II-A-2 Certificates, until its Class Principal Balance has been reduced to zero; and

3.

Then, to the Class II-A-3 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the amount of the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.

Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

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Distributions of Principal (Group IV):

The Principal Payment Amount will be paid on each distribution date as follows:

I.

On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IV-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IV-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IV)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IV-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IV-M-1 Certificates, the Class IV-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IV-M-2 Certificates, the Class IV-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IV)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

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Distribution of Monthly Excess Cashflow (Group IV):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group IV Certificates equals the Aggregate Loan Balance of the group IV mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group IV Certificates, in the following order of priority:

(a)

to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class IV-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class IV-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group IV)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)

to the Class IV-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)

to the Class IV-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)

to the Class IV-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)

to the Class IV-M-1 Certificates, any Carryforward Interest for such class;

(6)

to the Class IV-M-1 Certificates, any Deferred Amount for such class;

(7)

to the Class IV-M-2 Certificates, any Carryforward Interest for such class;

(8)

to the Class IV-M-2 Certificates, any Deferred Amount for such class;

(9)

to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein; and

(10)

to the Class IV-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement.

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VI.

COLLATERAL DETAILS

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE SEPTEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

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VII.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mail to:brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mail to:brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3734	212-743-5384	mail to:brian.murphy.2@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mail to:john.p.graham@csfb.com
Kari Roberts Managing Director	212-325-7191	212-743-5183	mail to:kari.roberts@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Josef Bittman Associate	212-538-6611	212-325-8334	mail to:josef.bittman@csfb.com